WCM Developing World Equity Fund

Investor Class Shares – WCMUX

Institutional Class Shares – WCMDX

A series of Investment Managers Series Trust

Supplement dated September 20, 2023, to the

Summary Prospectus dated April 30, 2023.

Effective October 1, 2023 (the “Effective Date”), WCM Investment Management, LLC (the “Advisor”) has agreed to (i) lower its management fee for the WCM Developing World Equity Fund (the “Fund”) from 1.00% to 0.95% of the Fund’s average daily net assets, and (ii) reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, of the Fund from 1.50% to 1.20% and 1.25% to 0.95% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. Accordingly, as of the Effective Date, the following revisions are made to the Summary Prospectus:

The “Fees and Expenses of the Fund” section beginning on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

		Investor Class Shares		Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.95%		0.95%
Distribution (Rule 12b-1) fee		0.25%		None
Other expenses		12.75%		12.75%
Shareholder service fee	0.12%		0.12%
All other expenses	12.63%		12.63%
Total annual fund operating expenses		13.95%		13.70%
Fees waived and/or expenses reimbursed[2]		(12.75%)		(12.75%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]		1.20%		0.95%

[1]	The expense information in the table has been restated to reflect the current management fee and expense caps, effective October 1, 2023.

[2]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% and 0.95% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until April 30, 2033, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$122	$381	$660	$1,455
Institutional Class	$97	$303	$525	$1,166

As of the Effective Date, all additional references in the Summary Prospectus to the annual management fee and expense limitation arrangement with respect to the Fund are revised as indicated above.

Please file this Supplement with your records.